Exhibit 99.1

Exhibit 99.1

SurgePays™

Investor presentation, October 2026

We launch wireless brands.


SurgePays

Disclaimer

This presentation has been prepared by SurgePays, Inc. (“we,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities.

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

Forward-looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, anticipated financial position, capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements.

The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investment highlights

Two ways to grow.

GrowthLine

Wireless subscribers

SurgePays POS

Retail transactions

200,000+
Wireless subscribers

+40.7%
Q2 2026 revenue, year over year

138M
Sub-prime target market opportunity

9,000+
Retail stores in our network

$22B+
Projected U.S. MVNO growth by 2032

Sources: Prove, October 18, 2021 (target market). P&S Intelligence, U.S. MVNO market, $30B in 2024 to $52.9B expected by 2032.

SurgePays operates wireless companies.

- Developed the infrastructure
- Run our own operations center and NOC
- AI reporting with revenue assurance



200,000+ subscribers

150 team member ops center

We are not a wireless enabler. We run the operation.

Introducing **GrowthLine**

We launch wireless brands.

Partner	+	GrowthLine	=	Partner brand
Brings the customers.		Runs the operations.		Live in 30 days.

Partners spend on growth.

Entire budget goes to customer acquisition.

SurgePays scales.

Subscribers land on infrastructure already built.

Two channels.
The difference is how the partner participates.

Every GrowthLine partnership runs on the same platform, the same operations center and the same capabilities.

1 Revenue share

Margin is split after direct costs

The partner keeps its own branded service. SurgePays operates the wireless business behind it.

2 JV entity

Equity in a company built together

SurgePays and partner form a new entity, with SurgePays as majority owner and in control.

Why GrowthLine: every partner dollar goes to growth.

Partners launch without the cost or risk of building a wireless company, so they can put their entire budget into marketing and customer acquisition.

Everything a wireless brand needs, already running.

1 30 Day Launch
Plans, payments and activation set up from concept to launch.

2 Carrier Access
Direct AT&T access, with T-Mobile, Verizon and others available.

3 Regulatory
All carrier and regulatory relations handled by the GrowthLine operation.

4 Payment Processing
Customer payments collected through SurgePays and integrated processors.

5 Technology
Development, software, maintenance and ongoing product builds.

6 Compliance
Regulatory fees plus state and federal telecom tax filings.

7 Customer Systems
Customer relationship management across the subscriber base.

8 AI Reporting
Automated daily business intelligence for every partner.

9 24/7 VIP Care
Phone, email, ticketing and live chat from a bilingual team.

10 Activation
Customer activation and assistance, with SIM and eSIM supported.

11 Revenue Assurance
Least cost carrier provisioning and margin maximization on every line.

12 NOC
Our own 24/7 network operations center.

What differentiates SurgePays from competitive enablers?

An operations center already in place.




VE
WIN
TOGETHE
SurgePays

150 Team Members

AI Development and Revenue Assurance

Bilingual sales and support

24/7 Network Operations Center (NOC)

Our own brand. 100,000+ subscribers

Prepaid wireless

- Monthly plans from $5 to $50
- Unlimited talk and text in North America
- Retail in-store and online distribution



Link UP Mobile
BETTER
COVERAGE ON AMERICA'S MOST RELIABLE NETWORK
Link UP Mobile
BEST
COVERAGE ON AMERICA'S MOST RELIABLE NETWORK



SIM KIT

Growth strategies

1. Add master distribution partners
2. Expand the wireless dealer footprint
3. Upsell stores on the SurgePays network

SurgePays POS: Prepaid activations and payments.

Retail activations and payments at the counter for wireless companies: LinkUp, partner brands and other carriers.

cricket wireless · TRACFONE · boost mobile · verizon · T Mobile · metroPCS

SurgePays POS

$10M+

On track for more than $10 million a month in transactions by year end.


MOBILE CONNECT
$25


TONY'S MARKET
DELI • TOBACCO • CHECKS-CASHED
OPEN


United Latino Market
& Restaurant


Cellphones & Repairs

SurgePays



9,000+ stores on the SurgePays network

Management team



Brian Cox
Chief Executive Officer



Chelsea Pullano
Interim Chief Financial Officer



Derron Winfrey
President of Sales & Operations



Mark Garner
EVP Technology



Jeremy Gies
EVP Strategy & Compliance



Allison Seyler
Vice President of Sales

We built the platforms. We run the operations.

SurgePays™

Investor presentation, October 2026

Thank you.

IR@SurgePays.com

surgepays.com

NASDAQ: SURG


SurgePays